UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2011 (May 11, 2011)
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc.
2091 Stierlin Court
Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
On May 11, 2011, Alexza Pharmaceuticals, Inc. (the “Company”) set the date for its 2011 Annual Meeting of Stockholders as July 28, 2011. Stockholders wishing to submit a proposal to be considered for inclusion in this year's proxy materials must do so in writing not later than the close of business on May 23, 2011, to Corporate Secretary, 2091 Stierlin Court, Mountain View, CA 94043. Stockholders wishing to submit a proposal that is not to be included in this year's proxy materials or to nominate a director must also provide proper notice thereof not later than the close of business on May 23, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: May 13, 2011	By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer